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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2005

                                  DURATEK, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                     0-14292                 22-2427618
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(State or other jurisdiction of     (Commission File          (I.R.S. Employer
 incorporation or organization)          Number)             Identification No.)

10100 Old Columbia Road, Columbia, Maryland                        21046
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (410) 312-5100

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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.02. Results of Operations and Financial Condition.

     On July 28, 2005, Duratek, Inc. ("Duratek") issued a press release announcing its financial results for the second quarter 2005. A copy of Duratek's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.                             Description
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99.1            Duratek, Inc. press release announcing its financial results for the second quarter 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Duratek, Inc.


Date: July 28, 2005                             By: /s/ Robert F. Shawver
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                                                    Robert F. Shawver,
                                                    Executive Vice President and
                                                    Chief Financial Officer

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                                  Exhibit Index
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Exhibit No.                             Description
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99.1            Duratek, Inc. press release announcing its financial results for the second quarter 2005.